UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2016

Commission File Number: 000-53311

JayHawk Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	20-0990109 (I.R.S. Employer Identification No.)

10119 W. Lariat Lane, Peoria, AZ 85383

 (Address of principal executive offices) (Zip Code)

425-442-0931

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 28, 2016, JayHawk Energy, Inc. (the “Company” or “JayHawk”) entered into a Second Amendment to Settlement Agreement (“Second Amendment”) with Kelly Stopher, a former officer and director of the Company. For more information regarding the Settlement Agreement entered into on November 11, 2016 or the First Amendment to Settlement Agreement entered into on December 9, 2016, please refer to the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on December 23, 2016. The Company agreed in the Second Amendment to amend that certain Settlement Agreement so that the former Kelly Stopher will receive the net amount of equity (upon conversion), warrants and collateral as agreed to in the aforementioned Settlement Agreement in the event the Company alters the conversion ratio of its proposed “100:1” reverse split referenced in the Settlement Agreement and related documents. For more information regarding the Company’s proposed “100:1” reverse split, please refer to the Company’s Preliminary Information Statement on Schedule 14(c) filed with the SEC on December 23, 2016. The foregoing summary of the Second Amendment’s terms is qualified in its entirety by the Second Amendment attached hereto as Exhibit 10.1.

On December 28, 2016, JayHawk Energy, Inc. (the “Company” or “JayHawk”) entered into a Convertible Promissory Note (the “Note”) with Kelly Stopher, a former officer and director of the Company. The Note has an effective date of December 20, 2016. The Note was a condition of that certain Settlement Agreement entered into between the Company and Mr. Stopher on November 11, 2016 (“Settlement Agreement”). The Note has face value of $177,173.49; a term of four (4) years and an interest rate of null (0%) and includes certain interest penalties in the event a default occurs and is secured by a pledge of 350,000 shares of the Company’s common stock. The Note is convertible into shares of the Company’s common stock at a rate of $0.01 per share. Upon the occurrence of the Company having raised at least three million dollars ($3,000,000) in the aggregate through the sale of debt or equity securities of the Company, the Note holder will have the option to have the remaining balance of the Note paid in full. In the event the Company makes a disposition of substantially all of its assets (including those held in subsidiaries) the holder of the Note shall have the option to foreclose on the stock pledge described above. The foregoing summary of the Note’s terms is qualified in its entirety by the Convertible Promissory Note attached hereto as Exhibit 10.2.

On December 28, 2016, JayHawk Energy, Inc. (the “Company” or “JayHawk”) granted a Common Stock Purchase Warrant (the “Warrant”) to Kelly Stopher, a former officer and director of the Company. The Warrant has an effective date of December 20, 2016. The Warrant was a condition of that certain Settlement Agreement entered into between the Company and Mr. Stopher on November 11, 2016 (“Settlement Agreement”). The Warrant is for the purchase of up to Seventy-Five Thousand (75,000) shares of common stock. The Warrants have a term of five (5) years and shall convert at $0.01 per common share. The Warrants also include a “cashless exercise” provision. The foregoing summary of the Warrant’s terms is qualified in its entirety by the Common Stock Purchase Warrant attached hereto as Exhibit 10.3.

On December 28, 2016, JayHawk Energy, Inc. (the “Company” or “JayHawk”) entered into a Stock Pledge Agreement (the “Stock Pledge”) with Kelly Stopher, a former officer and director of the Company. The Stock Pledge has an effective date of December 20, 2016. The Stock Pledge is a condition of that certain Settlement Agreement entered into between the Company and Mr. Stopher on November 11, 2016 (“Settlement Agreement”). The Stock Pledge pledges to Mr. Stopher Three Hundred Fifty Thousand (350,000) Shares (“Shares”) of the Company’s common stock to secure its obligations under that certain Convertible Promissory Note entered into on December 28, 2016 and attached hereto as Exhibit 10.2. The Shares are to be held in escrow by an Escrow Agent. The foregoing summary of the Stock Pledge’s terms is qualified in its entirety by the Stock Pledge attached hereto as Exhibit 10.4.

Item 3.02

Unregistered Sales of Equity Securities.

On December 28, 2016, JayHawk Energy, Inc. (the “Company” or “JayHawk”) entered into a Convertible Promissory Note (the “Note”) with Kelly Stopher, a former officer and director of the Company. The Note has an effective date of December 20, 2016. The Note was a condition of that certain Settlement Agreement entered into between the Company and Mr. Stopher on November 11, 2016 (“Settlement Agreement”). The Note has face value of $177,173.49; a term of four (4) years and an interest rate of null (0%) and includes certain interest penalties in the event a default occurs and is secured by a pledge of 350,000 shares of the Company’s common stock. The Note is convertible into shares of the Company’s common stock at a rate of $0.01 per share. Upon the occurrence of the Company having raised at least three million dollars ($3,000,000) in the aggregate through the sale of debt or equity securities of the Company, the Note holder will have the option to have the remaining balance of the Note paid in full. In the event the Company makes a disposition of substantially all of its assets (including those held in subsidiaries) the holder of the Note shall have the option to foreclose on the stock pledge described above. The Company relied upon on exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, in issuing the Note The foregoing summary of the Note’s terms is qualified in its entirety by the Convertible Promissory Note attached hereto as Exhibit 10.2.

On December 28, 2016, JayHawk Energy, Inc. (the “Company” or “JayHawk”) granted a Common Stock Purchase Warrant (the “Warrant”) to Kelly Stopher, a former officer and director of the Company. The Warrant has an effective date of December 20, 2016. The Warrant was a condition of that certain Settlement Agreement entered into between the Company and Mr. Stopher on November 11, 2016 (“Settlement Agreement”). The Warrant is for the purchase of up to Seventy-Five Thousand (75,000) shares of common stock. The Warrants have a term of five (5) years and shall convert at $0.01 per common share. The Warrants also include a “cashless exercise” provision. The Company relied upon on exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, in granting the Warrant. The foregoing summary of the Warrant’s terms is qualified in its entirety by the Common Stock Purchase Warrant attached hereto as Exhibit 10.3.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.

Description

10.1

Second Amendment to Settlement Agreement.

10.2

Convertible Promissory Note.

10.3

Common Stock Purchase Warrant.

10.4

Stock Pledge Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JAYHAWK ENERGY, INC.

/s/ Scott Mahoney

By:  Scott Mahoney

Title: Interim President/CEO, CFO